UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2010

Clenergen Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-130286	20-2781289
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Bath House
8 Chapel Place
London EC2A 3DQ
United Kingdom	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 2077390028

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2010, Clenergen Corporation (the “Corporation”) issued a press release announcing the appointment of Mike Starkie as the President and Chief Financial Officer of the Corporation, to serve at the pleasure of the Corporation’s Board of Directors.

Mr. Starkie replaces Dale Shepherd as the Corporation’s Chief Financial Officer, whose resignation from such position was accepted by the Corporation’s Board of Directors on February 5, 2010.  In addition, Jack Dickey resigned as a Non-Executive Director of the Corporation, with such resignation being accepted by the Corporation’s Board of Directors on February 5, 2010.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16th, 2010	Clenergen Corporation

	By:	/s/ Mark Quinn
Mark Quinn
Chief Executive Officer